SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report            October 11,1996
 PBT MASTER CREDIT CARD TRUST II SERIES A
(Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)

THE PRUDENTIAL BANK AND TRUST COMPANY
(Servicer of the Trust)
(Exact name as specified in Servicer's charter)
Georgia (State or other jurisiction of
incorporation of of Master Servicer)
33-47311(Commission File Number of Registrant)
58-0513395
(IRS Employer Identification Number of	Registrant)
One Ravinia Drive,  Suite 1000,  Atlanta, Georgia 30346
(Address of principal executive offices of
(Zip Code)Master Servicer)Servicer's telephone number,
including area code   770-604-7033

Item 5.	Other Events.On or about October 11,1996 ,
principal and interest in accordance with the Pooling and Servicing Agreement dated as of August 1, 1994 (the "Agreement"), among The Prudential Bank and
Trust Company, as trustee (the "Trustee"), were distributed to holders ("Certificateholders") with the variable rate Credit Card Receivables Certificates evidencing undivided fractional interests in PBT Master Credit Card Trust II in accordance with the Agreement. A copy of the monthly Certificateholders' Statement, as defined in the Agreement, was furnished to each Certificateholder in accordance with the Agreement. A copy of the Monthly Certificateholders' Statement is being filed as Exhibit 99 to this Current Report on Form 8-K.

Item 7(c).	Exhibits
 Exhibit No.99	Monthly Certificateholders Statement with respect to
	the October 11,1996 distribution.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Date:	October 11,1996

PBT MASTER CREDIT CARD TRUST II SERIES A
By: THE PRUDENTIAL BANK AND TRUST COMPANY, as Servicer


by:
Name:   Richard C. Keene
Title:	   Vice President



INDEX TO EXHIBITS

Exhibit No.				Description		Page

99			Monthly Certificateholders 		B-1
			Statement with respect to the
			October 11,1996 distribution.